                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 22, 2011

                           First American Silver Corp.
             (Exact name of registrant as specified in its charter)

           Nevada                   333-157515                  98-0579157
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

10900 N.E. 4th Street, Suite 2300, Bellevue, Washington, USA       98004
            (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code (425) 698-2030

                                       n/a
         (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September  22, 2011 First  American  Silver Corp.  ("we",  "us",  "our",  the
"Company")  entered  into a  License  and  Assignment  Agreement  (the  "License
Agreement")  dated and effective as of September 16, 2011 with our President and director,  Thomas J.  Menning.  Mr.  Menning is the successor in interest of the rights  of  Universal  Gas,  Inc.  and  Universal  Exploration,  Ltd.  (together
"Universal") pursuant to an Agreement among Universal,  Bullion Monarch Company,
Polar Resources Co., Camsell River  Investments,  Ltd., Lameert Management Ltd.,
and Etel Holdings Ltd.  dated May 10, 1979 (the "1979  Agreement").  Pursuant to the License Agreement,  we have acquired the rights and obligations of Universal established  by the 1979  Agreement and  pertaining to  256-square-miles  of the
Carlin Gold Trend in Elko County, Nevada.

Under the terms of the 1979 Agreement and the License Agreement,  First American
will now be deemed the  successor  of a specific  Right to  Participate  on a 50 percent  basis with  ongoing and future  projects  operated,  controlled  and/or conveyed  by Newmont  Mining and  Barrick  Gold  Corporation  within the area of interest.

Under the terms of the License  Agreement,  First American will finance the cost of pursuing the rights  established in the 1979 Agreement.  The  distribution of any proceeds will be as follows:  After First  American has been  reimbursed for any and all out-of-pocket  expenses,  it will share proceeds on an 80/20 percent basis with Mr. Menning. The term of the licensing agreement will be for 10 years with an option to renew for an additional 10 years.

Under the terms of the agreement,  a notification  of assignment to the operator is  required.  Hence,  both  Newmont  Mining and  Barrick  Gold Corp.  have been notified.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 6, 2011 we issued a press release announcing our entry into the
License Agreement.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

10.01     Assignment and License  Agreement  between Thomas J. Menning and First
          American  Silver  Corp.  dated  September  16 ,2011 and  (attached  as
          Schedule "A") the  Agreement  among  Universal  Gas,  Inc.,  Universal
          Exploration,  Ltd.,  Bullion  Monarch  Company,  Polar  Resources Co.,
          Camsell River  Investments,  Ltd.,  Lameert  Management Ltd., and Etel
          Holdings Ltd. dated May 10, 1979

99.1      Press Release dated October 6, 2011 Announcing  License Agreement with
          Thomas J. Menning.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.

/s/ Thomas J. Menning
----------------------------------
Thomas J. Menning
President and director

Date: October 7, 2011